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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 13, 2020 in the Post Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-235504) and related Prospectus of Applied Therapeutics, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

New York, New York
March 13, 2020

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM